UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 15, 2002

                            Kellys Coffee Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


          33-2128D                            84-1062062
         ----------                           ----------
     (SEC File Number)           (IRS Employer Identification Number)

                        c/o, Richard D. Surber, President
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
  [   ]    Preliminary Information Statement
  [   ]    Confidential, for Use of the Commission Only (as permitted by Rule
           14c-5(d)(2)
  [X]      Definitive Information Statement







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                               -------------------
                            Kellys Coffee Group, Inc.
                (Name of Registrant as Specified in its Charter)
                              --------------------

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Payment of Filing Fee (Check the appropriate box):

 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.
        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
        4) Proposed maximum aggregate value of transaction: 0
        5) Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously
        Paid:
        2) Form, Schedule or Registration No.:
        3) Filing Party:
        4) Date Filed

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                            Kellys Coffee Group, Inc.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          taken prior to March 31, 2002

To the Stockholders of Kellys Coffee Group, Inc.:

Notice is hereby given that upon Written Consent by the holders of a majority of the outstanding shares of common stock of Kellys Coffee Group, Inc., a Nevada corporation ("Kellys"), Kellys intends to amend its Articles of Incorporation to change the name of the Company to " Nexia Holdings, Inc. " and to file such an amendment with the State of Nevada. The change will be effective on final effectiveness of this filing and is expected to be on or about March 15, 2002

Only stockholders of record at the close of business on February 15, 2002 shall be given Notice of the Action by Written Consent. Kellys is not soliciting proxies.

                     By Order of the Board of Directors


                      /s/ Richard D. Surber
                     --------------------------------
                     Richard D. Surber, President and Director

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

This information statement is being furnished to all holders of the common stock of Kellys in connection with the Action by Written Consent to amend Kellys' Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Kellys in connection with resolutions of the Board of Directors and the written consent of stockholders of in excess of 50% of the common stock of Kellys providing for an amendment to Kellys' Articles of Incorporation to change its name to "Nexia Holdings, Inc." This action is being taken to facilitate and reflect the business operations of Kellys.

The Board of Directors and persons owning the majority of the outstanding voting securities of Kellys have unanimously adopted, ratified and approved resolutions to effect the change in name. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The amendment to Kellys' Articles of Incorporation will be filed and are expected to become effective on or about March 15, 2002.

The Form 10-KSB filed by Kellys with the Securities and Exchange Commission ("Commission")may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Kellys is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the name change.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on February 15, 2002 as the record date for the determination of the common shareholders entitled to notice of the proposed action by written consent.

At the record date, Kellys had outstanding 114,869,427 shares of $0.001 par value common stock. Kellys' officers, directors and principal shareholders own or control in the aggregate greater than 50% of the issued and outstanding shares of common stock on the record date, these persons have signed a consent to the taking of this action. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of Kellys' Common Stock, (no shares of preferred stock are outstanding) as of February 15, 2002 by (i) each person who is known by Kellys to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of Kellys' named executive officers and directors; and (iii) all directors and executive officers as a group:


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

   Title of Class         Name and Address of Beneficial              Amount and Nature of             Percent of Class
                                    Ownership                         Beneficial Ownership1

       Common                     Richard Surber                           73,772,540                       64.2%
       Stock              268 West 400 South, Suite 300               Legal & Beneficial(1)
                            Salt Lake City, Utah 84101

       Common             Hudson Consulting Group, Inc.                     3,904,720                        3.4%
       Stock              268 West 400 South, Suite 300                       Legal
                            Salt Lake City, Utah 84101

       Common              Oasis International Hotel &                      3,133,620                        2.7%
       Stock                       Casino, Inc.                               Legal
                          268 West 400 South, Suite 300
                            Salt Lake City, Utah 84101

       Common                    Axia Group, Inc.                          67,223,340                       58.5%
       Stock              268 West 400 South, Suite 300               Legal & Beneficial(1)
                            Salt Lake City, Utah 84101

       Common            All Officers and Directors, as a                  73,772,540                       64.2%
       Stock                          Group                           Legal & Beneficial(1)

                           VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Kellys and persons owning and having voting power in excess of 50% of the outstanding voting securities of Kellys have adopted, ratified and approved the change in the name of Kellys .(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote, if a meeting was required to be held to amend Kellys' Articles of Incorporation, consist of 114,869,427 shares of issued and outstanding shares of Kellys' $0.001 par value common voting stock outstanding on February 15, 2002, the record date for determining shareholders who would

--------

(1)The shares owned by Oasis International Hotel & Casino and Hudson Consulting Group, Inc., are attributed to Axia Group, Inc. because these companies are subsidiaries of Axia Group, Inc. All of the Axia Group, Inc. shares are attributed to Richard D. Surber, the president and a director of Axia Group, Inc.

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



have been entitled to notice of and to vote on the proposed amendment to Kellys' Articles of Incorporation.

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Kellys 's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Kellys , including its Form 10-KSB statement, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov and is incorporated herein by reference.




Dated: February 15, 2002



                          By Order of the Board of Directors


                           /s/ Richard D. Surber
                          -------------------------------
                          Richard D. Surber, President & Director



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


                                   Exhibit "A"

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                            Kellys Coffee Group, Inc.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Kellys Coffee Group, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Company"):

         Pursuant to the provisions of Section 78.320, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of Kellys.

         FIRST: The Articles of Incorporation of the Company were first filed and approved by the Office of the Secretary of State of the State of Nevada on February 15, 1996

         SECOND: The following amendment to change the name of the Company to Nexia Holdings, Inc., was adopted by 73,772,540 shares, or 64.2 %, of the issued and outstanding shares of common stock entitled to approve such amendment.

         THIRD: Article First of the Articles of Incorporation of the Company is amended and stated in its entirety to read as follows:

         "FIRST: The name of the Company shall be Nexia Holdings, Inc.

DATED this day of March, 2002.




Richard D. Surber, President, and Director



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